UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reportedly): August 14, 2006



                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

      Florida                           0-11102                      59-1564329
 (State or Other                (Commission File Number)      (I.R.S. Employer
 Jurisdiction ofIncorporation)                               Identification No.)

              4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 4.02 - Non Reliance on Previously Issued Financial Statements or A Related Audit Report or Completed Interim Review.

     On August 10, 2006, we reached an agreement with the United States Securities and Exchange Commission relating to the extent and nature of certain amendments to be made to our previously issued consolidated financial statements included in Form 10-K as of December 31, 2005 and the year then ended.

     During August 2006, we will be filing an amendment to our Form 10-K for the period ended December 31, 2006. We are in the process of finalizing such filing. The substantive changes to be reflected in such amendment will be (a) the recognition of the compensation cost associated with stock options of which certain terms were modified and (b) the reclassification between debt and Additional paid-capital of certain of the proceeds in the Revolving Subordinated Obligation to our President and CEO, Peter G. Dornau. The effect of the foregoing on our consolidated balance sheet and the consolidated statement of operations as of December 31, 2005 and the year then ended is as follows:

 Consolidated Balance Sheet:
                                                          Long-        Shareholders'
                                                        term debt         equity
                                                       ----------      ----------
 As originally reported                                $6,261,856      $4,290,697

 Reclassification of imputed interest associated
   with warrants issued pursuant to Subordinated
   Revolving Note Payable                              (  310,898)        310,898

 Recognition of compensation cost associated
   with stock options granted to Messrs. Dornau
   and Tieger as to which certain terms were
    modified                                                 -               -

                                                       ----------      ----------
 As restated                                           $5,950,958      $4,601,595
                                                       ==========      ==========
 Consolidated Statement of Operations:

 Net loss, as originally reported                                     ($1,813,193)

 Recognition of compensation cost associated with
   stock options granted to Messrs. Dornau and Tieger
   as to which  certain terms were modified                               178,332
                                                                      ------------
 Net loss, as restated                                                ($1,991,525)
                                                                      ============

     In addition to the foregoing changes, the following amendments to the Form 10-K filing will be made:

     1. The Independent Accountants audit report of Levi, Cahlin & Co. will be revised and dual dated for the additional disclosures relating to the above financial changes.

     2. The Independent Accountants' audit report of Berkovits, Lago & Company, LLP will be revised for a dating error contained in the original filing.

     3. Our United States Securities and Exchange Commission File Number will be changed to 0-11102 pursuant to the Commission's request.

     4. Our Certifying Officers'  Certificates as presented in Exhibits 31.1 and
31.2 will be modified to conform to the language on SEC Release 33-8238.

     Our Audit Committee has met with and discussed the content of this document with our independent accountant pursuant to Item 402(a) of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


August 14, 2006

                                     Ocean Bio-Chem, Inc.



                                     /s/ Peter G. Dornau
                                     --------------------------------
                                     Peter G. Dornau
                                     Chairman of the Board and
                                     Chief Executive Officer
























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